Supplement Dated January 26, 2024

To The Prospectus Dated May 1, 2023

JNL® Investors Series Trust

All changes are effective February 1, 2024.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies” for the JNL Government Money Market Fund please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities). The government securities typically have a maximum remaining maturity of 397 calendar days and the repurchase agreements are collateralized by cash or government securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in government securities or repurchase agreements collateralized by government securities. As a government money market fund, the Fund is exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gate. While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies” for the JNL Government Money Market Fund please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities). The government securities typically have a maximum remaining maturity of 397 calendar days and the repurchase agreements are collateralized by cash or government securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in government securities or repurchase agreements collateralized by government securities. As a government money market fund, the Fund is exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gate. While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

In the section, “Additional Information About Each Fund,” under “The Sub-Adviser” for the JNL Government Money Market Fund please delete the first paragraph in the entirety and replace with the following:

The Sub-Adviser. The Sub-Adviser to the Fund is Mellon Investments Corporation (“Mellon”). Mellon is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is a publicly traded financial holding company. Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108. Dreyfus is a division of Mellon specializing in cash and liquidity management.

This Supplement is dated January 26, 2024.

Supplement Dated January 26, 2024

To The Statement of Additional Information

Dated May 1, 2023

JNL® Investors Series Trust

Effective February 1, 2024, in the section “Investment Sub-Adviser and Portfolio Managers,” please delete the disclosure for “Wellington Management Company LLP” in the entirety and replace with the following:

Mellon Investments Corporation

Mellon Investment Corporation is located at BNY Mellon Center, One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. Mellon is a subsidiary of The Bank of New York Mellon Corporation, a multi-boutique asset management business. Dreyfus is located at One Boston Place, Boston, Massachusetts 02108. Dreyfus is a division of Mellon specializing in cash and liquidity management.

This Supplement is dated January 26, 2024.

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